
MedAvail™

MedAvail®

Transforming Today's Pharmacy

Investor Presentation I May 2023

NASDAQ: MDVL

Forward Looking Statement

MedAvail Holdings, Inc. (“MedAvail”) cautions you that the statements in this presentation that are not a description of historical fact are forward-looking statements which may be identified by use of the words such as “anticipate,” “believe,” “expand,” “expect,” “grow,” “intend,” “opportunity,” “plan,” “potential,” “project”, “target” and “will” among others. These forward-looking statements are based on MedAvail’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of the ability to project future cash utilization and resources need for contingent future liabilities and business operations, the availability of sufficient resources for combined company operations and to conduct or continue planned product development activities, the ability to execute on commercial objectives, regulatory developments and the timing and ability of MedAvail to raise additional capital to fund operations, and other factors, including, but not limited to, those factors discussed in the section entitled “Risk Factors” of our most recent Annual Report on Form 10-K and on our Quarterly Reports Form 10-Q. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. We undertake no obligation to update any of these forward-looking statements for any reason, even if new information becomes available in the future, except as may be required by law. The extent to which the impact of general market and macroeconomic conditions, including the effect of inflationary pressure, including any impact of adverse developments affecting the financial services industry, such as those based on liquidity constraints or concerns and events including the outbreak of war in Ukraine, has on MedAvail’s businesses, operations, and financial results, including the duration and magnitude of such effects, will depend on numerous factors, which are unpredictable and how quickly and to what extent normal economic and operating conditions are affected or impacted. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. MedAvail undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

Mission Statement

To improve patients' lives by expanding access to medications through innovative technology where and when they need them

Investment Highlights

Innovative pharmacy technology company with clear roadmap to delivering profitable and sustainable growth

01 Addresses significant unmet needs in the pharmacy space

02 Demonstrable positive impact on Rx adherence and reimbursement

03 Strategic partnerships to drive future deployments across multiple channels

04 Significant total and serviceable addressable markets

05 Recurring, high-margin predictable revenue stream

06 Strengthened financial position with projected 2+ years of cash on-hand

The Current Patient Journey

Demonstrates a significant unmet need in today's pharmacy

Patient prescribed an Rx at a clinic

Rx is transmitted to a retail pharmacy

Patient must drive to a retail pharmacy to have the Rx filled

Many patients do not have access to reliable transportation

Shortage of pharmacists/ pharmacy techs causes:

Long wait times (avg. 30 minutes)

Limited pharmacy hours

Improved access increase outcomes and satisfaction while simplifying provider's practice and increasing reimbursement

Our Solution: The MedCenter Kiosk

Confers meaningful benefits to multiple stakeholders



To the Patient	To the Clinic / Urgent Care	To the Pharmacy
One stop shop and immediate access to the most common medications	Provision of full pharmacy service at the point of care & better care coordination	Expanded “reach” into point of prescribing locations increasing market share
Contactless for when the patient is ill with access to pharmacists via telepharmacy	Seamless incorporation into practice workflow with small footprint (~13 sq ft)	Workflow friendly; Integrated with Rx management systems
Dispense time of just 5-7 minutes versus ~30 minutes at the retail pharmacy	Fully regulatory compliant w/ branding & customized inventory to provider’s practice	Customizable and flexible inventory management and patient journey
Convenient access & enhanced Rx experience leading to improved outcomes	Happier more adherent patients & potential for increased revenue	Increased prescription volume & customer satisfaction

Evolving. Innovative.
Automated Pharmacy.

Remote Dispensing – New Prescriptions

Works with your current workflow, pharmacy system, and pharmacy staff to fill new and refill prescriptions.

Automated Will Call – Refill Prescriptions

Improve access and patient satisfaction by extending your reach both in hours and locations. Pick up location for both patients & employees. Great for rural locations.

Telepharmacy – Telehealth & Counseling

The MedCenter provides private, confidential, real-time patient interactions via a robust audio/video link.



Live, local pharmacists on screen via video
HIPAA-compliant handset and privacy panels
User experience designed around simplicity, accessibility, and ease of use
Scanners make collecting information quick and easy
PCI-compliant credit card readers
Secure dispense bay for retrieving medications
Pharmacy access for replenishing inventory
MedAvail
Hello.
Welcome to your full service pharmacy
Fill a new prescription or refill an existing one
SCAN
Your prescription
SPEAK
In real-time to a pharmacist
PAY
For your Rx and collect medicine from bin
Self-Service Available 24/7/365

MedAvail

MedCenter Deployment Use Cases


Pick up your
prescription here








Self Service
Pharmacy

- Urgent Care/Emergency
- In Clinic Dispense
- Extended Hours
- University
- Hard to Staff/Rural Locations
- Employer Placement

Broadening Footprint through Partnerships

Texas Health Resources
Healing Hands. Caring Hearts.℠

UFHealth
UNIVERSITY OF FLORIDA HEALTH

KAISER PERMANENTE®

Urgent Care

Emergency Department

Primary Care / Clinic

Also integrated with industry leading pharmacy management systems:

McKESSON
EnterpriseRx

Epic
Willow

Recurring, High-Margin Revenue Model

Full-year 2023 gross margins ~60%[1]

One Time
$65,000[2]

Medcenter hardware, implementation and integration

Recurring
$25,000/year

Kiosk maintenance contract and software license


Pharmacy

Partners use their own back-end pharmacy operations, including pharmacists and inventory
The Medcenter kiosk can be branded as requested

MedAvail

[1] MedCenter technology segment only, excluding SpotRx
[2] Assumes $65,000 blended average cost per M4 to reflect business mix between sales and operating leases and assumes $25,000 per year for software license and maintenance

Favorable Regulatory Environment

Current regulatory open to deploy & favorable waiver rules for MedCenter kiosks cover > 72% of the US population



Washington
Oregon
Idaho
Montana
Wyoming
North Dakota
South Dakota
Minnesota
Wisconsin
Michigan
Nebraska
Iowa
Illinois
Indiana
Ohio
Nevada
Utah
Colorado
Kansas
Missouri
Kentucky
West Virginia
Virginia
California
Arizona
New Mexico
Oklahoma
Arkansas
Tennessee
North Carolina
South Carolina
Georgia
Alabama
Mississippi
Louisiana
Texas
Florida
Alaska
Hawaii
New Hampshire
Vermont
Maine
New York
Massachusetts
Rhode Island
Connecticut
Pennsylvania
New Jersey
Delaware
Maryland

- Open to deploy (Serviceable Addressable Market, SAM)
- Rule-making in process to be open to deploy
- Favorable waiver rules available to allow deployment
- Currently restricted or unfavorable rules

Multi-Billion-Dollar Addressable Markets**

	Urgent care ($ in millions)	Primary care ($ in millions)	Total ($ in millions)
Total Addressable Market			
Sites	12,565	39,817	52,382
MedCenter Technology	$817	$2,588	$3,405
Maintenance / license	$314	$995	$1,309
Total	**$1,131[1]**	**$3,583[2]**	**$4,714**
Serviceable Addressable Market			
Sites	6,166	14,414	20,580
MedCenter technology	$400	$936	$1,336
Maintenance / license	$154	$360	$514
Total	**$554[3]**	**$1,297[4]**	**$1,850**

** Assumes $65,000 blended average cost per M4 to reflect business mix between sales and operating leases and assumes $25,000 per year for software license and maintenance.

TAM = total US market; SAM = representative of states currently open to deploy

Source: Definitive Healthcare, February 2023
1 Total US market; clinics only
2 Total US market; general practices, family practices, internal medicine and "primary care" in group name
3 Clinics only; states that are open to pharmacy kiosk dispensing
4 States open to kiosk pharmacy dispensing in primary care offices with 15+ locations participating in Medicare MIPS program

MedAvail

CVS Transaction & Restructuring

On January 26, 2023, MedAvail announced the sale of its SpotRx pharmacy services assets to CVS

Divestiture allows MedAvail to focus on its MedCenter technology business to shorten the company's path to profitability

Projected to drive operating expense savings of $35 million to $37 million in 2023 as compared to full-year 2022

Current Leadership Introduces New Strategy



Mark Doerr, Chief Executive Officer

Experience: CEO, eRx Network; SVP GM, Pharmacy, Change Healthcare; SVP Pharmacy, Giant Eagle



Ramona Seabaugh, Chief Financial Officer

Experience: VP, Vixxo; VP, Ascension; CFO Banner Health Pharmacy Services

- Led restructuring and divestiture of SpotRx business
- Significant reduction in OpEx and cash burn; improved margin profile
- Exclusive focus on pharmacy technology business going forward
- Addressing significant unmet needs in today's pharmacy industry

2023 Guidance

Existing inventory of more than 100 pre-built MedCenter kiosks – not included in the SpotRx divestiture – are ready to be deployed and will drive higher near-term company margins

	2022 Pro-Forma	2023E
Revenue	$1.4 million	~$3 million
Full-year net gross margins	47%	~60%
Net new dispensing MedCenters[1]		25
Cumulative net dispensing MedCenters (as of Q1 2023)[2]		32

[1] **Net new dispensing MedCenters:** Units recorded after completion of shipment and training such that the MedCenter is ready to dispense and generating revenue for MedAvail, which were not previously included in Cumulative Net Dispensing MedCenters.
[2] **Cumulative net dispensing MedCenters:** Cumulative units recorded after completion of shipment and training such that the MedCenter is ready to dispense and generating revenue for MedAvail, but excluding decommissioned units and demo units.

Investment Highlights

Innovative pharmacy technology company with clear roadmap to delivering profitable and sustainable growth

01 Addresses significant unmet needs in the pharmacy space

02 Demonstrable positive impact on Rx adherence and reimbursement

03 Strategic partnerships to drive future deployments across multiple channels

04 Significant total and serviceable addressable markets

05 Recurring, high-margin predictable revenue stream

06 Strengthened financial position with projected 2+ years of cash on-hand


MedAvail™

MedAvail®

Thank You

www.medavail.com

ir@medavail.com

Appendix

First Rx Fills Facilitated by the MedCenter

33% increase in MedCenter adoption over time[1]


12.9%
17.1%
20.0%
18.0%
16.0%
14.0%
12.0%
10.0%
8.0%
MedCenter / DTC Utilization %
11.1%
17.2%
Aug-21
Sep-21
Oct-21
Nov-21
Dec-21
Jan-22
Feb-22
Mar-22
Apr-22
May-22
Jun-22
Jul-22

Utilization of the MedCenter increased from 12.9% from August '21 to January '22 to 17.1% for the six months ending July '22

MedAvail

[1] SpotRx data from MedCenters at primary care clinics focused on Medicare patients

Medication Adherence Impact on Star Rating & Reimbursement

EMBEDDED PHARMACY OPPORTUNITY

Potential for Improved Outcomes

- **3.4x better adherence** at employer-sponsored sites with Embedded Pharmacy(Aguilar et al, 2015)
- Higher medication adherence resulted in cost **savings of $58 per member per month** (Wright &Gorman 2016)

Improved Reimbursement/ Less Risk for Providers and Plans[3]

- Medicare **directly ties physician reimbursement** to medication adherence: 4- & 5-star MA plans receive pay for **performance bonuses of ~$500/member/year**
- Improving from a 3- to a 4-Star Rating can **increase annual health plan revenues by 13.4 % to 17.6%**

SpotRx PDC Scores[4]


Diabetes
92.5%
85.0%
Cholesterol
93.2%
87.0%
Hypertension
93.0%
88.0%
PDC Score
5-Star Goal

*Based on EQUiPP July 2022 Reporting for SpotRx

Large, vertically-integrated players embracing embedded pharmacy

Cigna	Humana	Optum Acquires Genoa healthcare	Walgreens Boots Alliance Acquires Shields
Embedded physical pharmacies	Retail pharmacies in medical office buildings	Behavioral health retail pharmacy	Health systems integrating pharmacies

Source: L.E.K. interviews and analysis.
1 Based on CMS; direct includes medication adherence for cholesterol, hypertension, and diabetes medications
2 Based on CVS Caremark study annual health care savings per member
3 Source: https://www.ajmc.com/contributor/jason-rose/2019/08/medication-adherence-the-lever-to-improve-medicare-advantage-star-ratings
4 PDC is calculated based on the number of days supply a drug is dispensed for, divided by the number of days the prescription is in the patient's possession. For example, a 90-day supply of a drug refilled after 100 days (90÷100) yields a PDC Score of 85% (Proportion of Days Covered)